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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854
                                                --------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 12, 1998
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                              CMI INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                      57-0836097
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    (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 920, COLUMBIA, SOUTH CAROLINA 29201
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
                                                             -------------


                                 NOT APPLICABLE
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              (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)




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ITEM 5. OTHER EVENTS.

     In a press release on June 12, 1998, CMI Industries, Inc. ("CMI") announced that consents from holders of more than 50% in principal amount of the 9 1/2% Senior Subordinated Notes due 2003 (the "Notes") issued by CMI to certain amendments to the Indenture relating to such Notes, were received and not revoked on or before June 12, 1998. Consents to these amendments were solicited by CMI pursuant to an Offer to Purchase and Consent Solicitation dated June 1, 1998.

     The press release announcing the consents of holders is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b) Not Applicable.

     (c) Exhibits.

         99.1 Press Release of CMI Industries, Inc. dated June 12, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 12, 1998                        By: /s/ James A. Ovenden
                                                -------------------------------
                                                James A. Ovenden
                                                Executive Vice President and
                                                 Chief Financial Officer


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